EXHIBIT 99.04

Item 1—Financial Statements

WILLIS GROUP HOLDINGS LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three months ended March 31,
		2005
	2006	As adjusted (Note 2)
	(millions, except per share data) (unaudited)
REVENUES
Commissions and fees	$652	$651
Investment income	19	18
Total revenues	671	669
EXPENSES
Salaries and benefits (including share-based compensation of $3 and $4 (Note 5))	(348)	(393)
Other operating expenses	(105)	(125)
Regulatory settlements (Note 8)	—	(51)
Depreciation expense and amortization of intangible assets	(14)	(13)
Total expenses	(467)	(582)
OPERATING INCOME	204	87
Interest expense, net	(9)	(6)
INCOME BEFORE INCOME TAXES, EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	195	81
INCOME TAXES	(62)	(24)
INCOME BEFORE EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	133	57
EQUITY IN NET INCOME OF ASSOCIATES, NET OF TAX	14	14
MINORITY INTEREST, NET OF TAX	(7)	(4)
NET INCOME	$140	$67
EARNINGS PER SHARE (Note 6)
—Basic	$0.89	$0.41
—Diluted	$0.88	$0.41
AVERAGE NUMBER OF SHARES OUTSTANDING (Note 6)
—Basic	157	163
—Diluted	159	165
CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.235	$0.215

The accompanying notes are an integral part of these condensed consolidated financial statements.

WILLIS GROUP HOLDINGS LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

		December 31, 2005
	March 31, 2006	As adjusted (Note 2)
	(millions, except share data) (unaudited)
ASSETS
Cash and cash equivalents	$158	$193
Fiduciary funds—restricted	1,718	1,563
Short-term investments	56	65
Accounts receivable, net of allowance for doubtful accounts of $32 in 2006 and $31 in 2005	9,653	8,026
Fixed assets	215	212
Goodwill and other intangible assets, net of accumulated amortization of $141 in 2006 and $138 in 2005	1,607	1,584
Investments in associates	146	129
Deferred tax assets	174	174
Other assets	270	248
TOTAL ASSETS	$13,997	$12,194
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$10,890	$9,148
Deferred revenue and accrued expenses	235	367
Income taxes payable	195	153
Long-term debt (Note 7)	600	600
Other liabilities	675	645
Total liabilities	12,595	10,913
COMMITMENTS AND CONTINGENCIES (Note 8)
MINORITY INTEREST	31	25
STOCKHOLDERS’ EQUITY
Common shares, $0.000115 par value; Authorized: 4,000,000,000; Issued and outstanding, 157,206,564 shares in 2006 and 156,958,269 shares in 2005	—	—
Additional paid-in capital	567	557
Retained earnings	1,050	948
Accumulated other comprehensive loss, net of tax (Note 10)	(238)	(239)
Treasury stock, at cost, 285,459 shares in 2006 and 370,873 shares in 2005	(8)	(10)
Total stockholders’ equity	1,371	1,256
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,997	$12,194

The accompanying notes are an integral part of these condensed consolidated financial statements.

WILLIS GROUP HOLDINGS LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,
	2006	2005 As adjusted (Note 2)
	(millions) (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$140	$67
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation expense and amortization of intangible assets	14	13
Provision for doubtful accounts	2	1
Minority interest	5	4
Provision for deferred income taxes	3	8
Excess tax benefits from share-based payment arrangements	(3)	(24)
Share-based compensation	3	4
Regulatory settlements (Note 8)	—	51
Other	(17)	12
Changes in operating assets and liabilities, net of effects from purchase of subsidiaries:
Fiduciary funds—restricted	(133)	(342)
Accounts receivable	(1,550)	(1,777)
Accounts payable	1,645	1,893
Other assets and liabilities	(94)	(40)
Net cash provided by (used in) operating activities	15	(130)
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds on disposal of fixed assets	—	1
Additions to fixed assets	(12)	(10)
Net cash proceeds from sale of operations, net of cash disposed	1	—
Acquisitions of subsidiaries, net of cash acquired	(22)	(13)
Purchase of short-term investments	—	(12)
Proceeds on sale of short-term investments	9	12
Net cash used in investing activities	(24)	(22)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issue of shares	4	13
Excess tax benefits from share-based payment arrangements	3	24
Dividends paid	(34)	(31)
Net cash (used in) provided by financing activities	(27)	6
DECREASE IN CASH AND CASH EQUIVALENTS	(36)	(146)
Effect of exchange rate changes on cash and cash equivalents	1	(5)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	193	351
CASH AND CASH EQUIVALENTS, END OF PERIOD	$158	$200

The accompanying notes are an integral part of these condensed consolidated financial statements.

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   THE COMPANY AND ITS OPERATIONS

Business—Willis Group Holdings Limited (“Willis Group Holdings”) and subsidiaries (collectively, the “Company”) provide a broad range of value-added risk management consulting and insurance brokerage services, both directly and indirectly through its associates, to a diverse base of clients internationally. The Company provides specialized risk management advisory and other services on a global basis to clients in various industries, including aerospace, marine, energy and construction. In its capacity as an advisor and insurance broker, the Company acts as an intermediary between clients and insurance carriers by advising clients on risk management requirements, helping clients determine the best means of managing risk, and negotiating and placing insurance risk with insurance carriers through the Company’s global distribution network.

2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements (“Interim Financial Statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The Interim Financial Statements are unaudited but include all adjustments (consisting of normal recurring adjustments) which the Company’s management considers necessary for a fair presentation of the financial position as of such dates and the operating results and cash flows for those periods. Certain information and footnote disclosures normally included in financial statements prepared in accordance with US GAAP have been condensed or omitted. The results of operations for the three month period ended March 31, 2006 may not necessarily be indicative of the operating results that may be incurred for the entire fiscal year.

The December 31, 2005 balance sheet was derived from audited financial statements but does not include all disclosures required by US GAAP. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These Interim Financial Statements should be read in conjunction with the Company’s consolidated balance sheets as of December 31, 2005 and 2004, and the related consolidated statements of operations, cash flows and changes in stockholders’ equity for each of the three years in the period ended December 31, 2005 included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission. Certain reclassifications have been made to the prior period amounts to conform to the current period presentation.

Accounting Changes—With effect from January 1, 2006, the Company adopted SFAS 123R, Share-based payment, using the modified-retrospective transition method. The Company also changed the methodology used to determine the market-related value of UK pension plan assets.

The Company has two principal defined benefit plans: one in the United Kingdom and the other in the United States. Prior to January 1, 2006 the market-related value of the UK pension plan assets was determined using a calculated value whereas the market-related value of US pension plan assets was determined on a fair value basis. Changing to a fair value basis for UK pension plan assets aligns the accounting for the two schemes.

Each of these accounting changes is discussed in more detail below. The subsequent tables set out the line items in the condensed consolidated financial statements and any affected per-share amounts that have been retrospectively adjusted to reflect the changes. The tables also present the current period effect

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

on line items in the condensed consolidated financial statements that the changes in the method used to determine market-related value of UK pension plan assets had, together with any affected per-share amounts.

Pensions—SFAS 87, Employers’ Accounting for Pensions, requires the expected return on plan assets to be determined based on the expected long-term rate of return on plan assets and the market-related value of plan assets. The market-related value of plan assets may either be a fair value or a calculated value that recognizes changes in a systematic and rational manner over not more than five years. Up to December 31, 2005, the market-related value of UK pension plan assets was determined using a calculated value that recognized asset gains or losses over five years. Effective January 1, 2006, the Company changed its method for determining the market-related value of UK pension plan assets to a fair value basis. The Company believes that fair value is a preferable measure of determining the market-related value of plan assets as it more fairly reflects the actual value of pension plan assets as of the balance sheet date. In addition, it brings the methodology used for calculating the market-related value of UK plan assets in line with the fair value methodology already used to value US plan assets.

In accordance with SFAS 154, Accounting Changes and Error Corrections, the change in method of determining the market-related value of plan assets has been applied retrospectively by adjusting all prior periods presented.

Share-based compensation—Effective January 1, 2006, the Company adopted the fair value recognition provisions of SFAS 123R, using the modified-retrospective transition method. Under that transition method, compensation cost recognized from January 1, 2006 includes: (a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, Accounting for Stock-Based Compensation, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS 123R.

Results for all prior periods have been retrospectively adjusted to recognize the compensation cost previously reported in the pro forma footnote disclosures under the provisions of SFAS 123.

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table presents the line items on the condensed consolidated statement of operations for the three months ended March 31, 2005, that were retrospectively adjusted to reflect the accounting changes:

	Three months ended March 31, 2005
	As originally reported	Effect of pension accounting change	Adoption of SFAS 123R	As adjusted
	(millions, except per share data)
Salaries and benefits	$(386)	$(3)	$(4)	$(393)
Operating income	94	(3)	(4)	87
Income taxes	(26)	1	1	(24)
Net income	72	(2)	(3)	67
Basic earnings per share	$0.44	$(0.01)	$(0.02)	$0.41
Diluted earnings per share	$0.43	$(0.01)	$(0.01)	$0.41

The following table presents the line items on the condensed consolidated balance sheet at December 31, 2005 that were retrospectively adjusted to reflect the accounting changes:

	December 31, 2005
	As originally reported	Effect of pension accounting change	Adoption of SFAS 123R	As adjusted
	(millions)
Deferred tax assets	$166	$—	$8	$174
Total assets	12,186	—	8	12,194
Additional paid-in capital.	685	—	(128)	557
Retained earnings.	837	(25)	136	948
Accumulated other comprehensive loss, net of tax	(264)	25	—	(239)
Total stockholders’ equity	1,248	—	8	1,256
Total liabilities and stockholders’ equity.	12,186	—	8	12,194

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table presents the line items on the condensed consolidated statement of cash flows for the three months ended March 31, 2005, that were retrospectively adjusted to reflect the accounting changes:

	Three months ended March 31, 2005
	As originally reported	Effect of pension accounting change	Adoption of SFAS 123R	As adjusted
	(millions)
Net income	$72	$(2)	$(3)	$67
Adjustments to reconcile net income to net cash used in operating activities:
Provision for deferred income taxes	10	(1)	(1)	8
Excess tax benefits from share-based compensation arrangements	—	—	(24)	(24)
Share-based compensation.	—	—	4	4
Changes in operating assets and liabilities, net of effects from purchases of subsidiaries:
Other assets and liabilities	(43)	3	—	(40)
Net cash used in operating activities	(106)	—	(24)	(130)
Cash flows from financing activities:
Excess tax benefits from share-based compensation arrangements	—	—	24	24
Net cash (used in) provided by financing activities	(18)	—	24	6

The following table presents the cumulative effect of the accounting changes as of January 1, 2005:

	January 1, 2005
	As originally reported	Effect of pension accounting change	Adoption of SFAS 123R	As adjusted
	(millions)
Deferred tax assets	$203	$—	$(12)	$191
Total assets	11,653	—	(12)	11,641
Additional paid-in capital	977	—	(160)	817
Retained earnings	675	(18)	148	805
Accumulated other comprehensive loss, net of tax	(212)	18	—	(194)
Total stockholders’ equity	1,424	—	(12)	1,412
Total liabilities and stockholders’ equity	11,653	—	(12)	11,641

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

In addition to retrospectively adjusting prior accounting periods, SFAS 154 also requires disclosure of the current period effect on financial statement line items of a change in accounting principle. The following table presents the line items on the condensed consolidated statement of operations for the three months ended March 31, 2006 that were affected by the change in the method for determining the market related value of plan assets:

	Three months ended March 31, 2006
	As computed based on calculated value	As reported based on fair value	Effect of change
	(millions, except per share data)
Salaries and benefits	$(354)	$(348)	$6
Operating income	198	204	6
Income taxes	(60)	(62)	(2)
Net income	136	140	4
Basic earnings per share	$0.87	$0.89	$0.02
Diluted earnings per share	$0.86	$0.88	$0.02

The following table presents the line items on the condensed consolidated balance sheet at March 31, 2006 that were affected by the change in the method for determining the market related value of plan assets:

	March 31, 2006
	As computed based on calculated value	As reported based on fair value	Effect of change
	(millions)
Deferred tax assets	$176	$174	$(2)
Other assets	264	270	6
Total assets	13,993	13,997	4
Retained earnings	1,029	1,050	21
Accumulated other comprehensive loss, net of tax	(263)	(238)	25
Total stockholders’ equity	1,367	1,371	4
Total liabilities and stockholders’ equity	13,993	13,997	4

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

2.   BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following table presents the line items on the condensed consolidated statement of cash flows for the three months ended March 31, 2006 that were affected by the change in the method for determining the market related value of plan assets:

	Three months ended March 31, 2006
	As computed based on calculated value	As reported based on fair value	Effect of change
	(millions)
Net income	$136	$140	$4
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	1	3	2
Changes in operating assets and liabilities, net of effects from purchases of subsidiaries:
Other assets and liabilities	(88)	(94)	(6)
Net cash provided by operating activities	15	15	—

3.   DERIVATIVE FINANCIAL INSTRUMENTS

The financial risks the Company manages through the use of financial instruments are interest rate risk and foreign currency risk. The Company’s Board of Directors reviews and agrees on policies for managing each of these risks. The Company has applied SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”), as amended, in accounting for these financial instruments.

The fair values of both interest rate contracts and foreign currency contracts are recorded in other assets and other liabilities on the balance sheet. For contracts that are qualifying cash flow hedges as defined by SFAS 133, changes in fair value are recorded as a component of other comprehensive income. Amounts are reclassified from other comprehensive income into earnings when the hedged exposure affects earnings. For contracts that do not qualify for hedge accounting as defined by SFAS 133, changes in fair value are recorded in other operating expenses.

The changes in fair value of derivative financial instruments have been recorded as follows:

	Three months ended March 31,
	2006	2005
	(millions)
Other operating expenses
Foreign currency contracts	$1	$—
Other comprehensive income
Interest rate contracts (net of tax of $2 and $2)	(5)	(5)
Foreign currency contracts (net of tax of $nil and $(1))	—	3

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

4.   PENSION PLANS

The components of the net periodic benefit cost of the UK and US defined benefit plans are as follows:

	Three months ended March 31,
	UK Pension Benefits		US Pension Benefits
	2006	2005	2006	2005
		As adjusted (Note 2)
	(millions)
Components of net periodic benefit cost:
Service cost	$12	$12	$6	$6
Interest cost	23	23	8	8
Expected return on plan assets	(33)	(27)	(9)	(9)
Amortization of unrecognized prior service (gain) loss	(1)	(1)	1	—
Amortization of unrecognized actuarial loss	3	4	—	—
Net periodic benefit cost	$4	$11	$6	$5

As of March 31, 2006, $33 million and $5 million of contributions have been made to the UK and US defined benefit pension plans, respectively.

5.   SHARE-BASED COMPENSATION

On March 31, 2006, the Company had three share-based compensation plans, which are described below. The compensation cost that has been charged against income for those plans for the three months ended March 31, 2006 was $3 million (2005: $4 million). The total income tax benefit recognized in the statement of operations for share-based compensation arrangements for the three months ended March 31, 2006 was $1 million (2005: $1 million).

Stock Option Plans

The Company has adopted the plans described below providing for the grant of time-based options and performance-based options and various other share-based grants to employees. The objectives of these plans include attracting and retaining the best personnel, motivating management personnel by means of growth-related incentives to achieve long-range goals and providing employees with the opportunity to increase their share ownership in the Company.

Amended and Restated 1998 Share Purchase and Option Plan—This plan, which was established on December 18, 1998, provides for the granting of time-based and performance-based options to employees of the Company. There are 30,000,000 shares available for grant under this plan provided, however, that in no event the total number of shares subject to options and other equity for current and future participants exceed 25 percent of the equity of Willis Group Holdings on a fully diluted basis. All options granted under this plan are exercisable at £2 per share ($3.48 using the period-end exchange rate of £1 = $1.74) except for 111,111 time-based options which are exercisable at $13.50. No further grants are to be made under this plan.

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

5.   SHARE-BASED COMPENSATION (Continued)

Time-based options are earned upon the fulfilment of vesting requirements. Options are generally exercisable in equal instalments of 20 percent per year over a five-year period commencing on or after December 18, 2000.

Performance-based options became exercisable, subject to the fulfilment of vesting requirements with effect from January 1, 2003, upon the achievement of cash flow and EBITDA (as defined in the plan agreements) targets of Willis Group Limited. Options are generally exercisable in equal instalments of 25 percent per year over a four-year period commencing on or after December 18, 2001.

Willis Award Plan—This plan, which was established on July 13, 2000, provides for the granting of time-based options to selected employees who have been identified as superior performers. There are 5,000,000 shares available for grant under this plan provided, however, that in no event the total number of shares subject to options and other equity for current and future participants exceed 25 percent of the equity of Willis Group Holdings on a fully diluted basis. All options granted under this plan are exercisable at £2 per share ($3.48 using the period-end exchange rate of £1 = $1.74). The options vest immediately on the grant date and are exercisable any time up to July 13, 2010.

2001 Share Purchase and Option Plan—This plan, which was established on May 3, 2001, provides for the granting of time-based options and various other share-based grants at fair market value to employees of the Company. There are 25,000,000 shares available for grant under this plan. Options are exercisable on a variety of dates, including from the first, third, sixth or eighth anniversary of grant, although for certain options the exercisable date may accelerate depending on the achievement of certain performance goals. Unless terminated sooner by the Board of Directors, the 2001 Plan will expire 10 years after its adoption. That termination will not affect the validity of any grant outstanding at that date.

The fair value of each option is estimated on the date of grant using the Black-Scholes option pricing model that uses the assumptions noted in the following table. Expected volatility is based on historical volatility of the Company’s stock. The Company uses the simplified method set out in Staff Accounting Bulletin No. 107 to derive the expected term of options granted. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

	Three months ended March 31,
	2006	2005
Expected volatility	30%	26%
Expected dividends	2.5%	2.0%
Expected life (years)	7	7
Risk-free interest rate	5.24%	4.34%

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

5.   SHARE-BASED COMPENSATION (Continued)

A summary of option activity under the Plans at March 31, 2006, and changes during the three months then ended is presented below:

(Options in thousands)	Shares	Weighted Average Exercise Price(1)	Weighted Average Remaining Contractual term	Aggregate Intrinsic Value
				($ millions)
Time-based stock options
Balance, beginning of period	11,798	$30.97
Granted	237	$35.32
Exercised	(124)	$7.87
Forfeited	(201)	$32.12
Expired	(169)	$31.56
Balance, end of period	11,541	$31.28	7 years	54
Options vested or expected to vest at March 31, 2006	11,437	$31.23	7 years	54
Options exercisable at March 31, 2006	3,773	$28.09	7 years	30
Performance-based stock options
Balance, beginning of period	988	$3.48
Exercised	(85)	$3.48
Forfeited	(4)	$3.48
Balance, end of period	899	$3.48	4 years	28
Options vested or expected to vest at March 31, 2006	899	$3.48	4 years	28
Options exercisable at March 31, 2006	822	$3.48	3 years	25

(1)    Certain options are exercisable at £2 per share. The period-end exchange rate of £1 = $1.74 has been used as of March 31, 2006.

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

5.   SHARE-BASED COMPENSATION (Continued)

The weighted average grant-date fair value of time-based options granted during the three months ended March 31, 2006 was $11.22 (2005: $10.02). The total intrinsic value of options exercised during the three months ended March 31, 2006 was $5 million (2005: $40 million). At March 31, 2006 there was $23 million of total unrecognized compensation cost related to nonvested share-based compensation arrangements under time-based stock option plans; that cost is expected to be recognized over a weighted average period of one year.

No performance-based options were granted during the three months ended March 31, 2006 (2005: nil). The total intrinsic value of options exercised during the three months ended March 31, 2006 was $3 million (2005: $36 million). At March 31, 2006 there was no unrecognized compensation cost related to nonvested share-based compensation arrangements under performance-based stock option plans.

Cash received from option exercises under all share-based payment arrangements for the three months ended March 31, 2006 was $3 million (2005: $11 million). The actual tax benefit realized for the tax deductions from option exercise of the share-based payment arrangements totalled $3 million for the three months ended March 31, 2006 (2005: $24 million).

6.   EARNINGS PER SHARE

Basic and diluted earnings per share are calculated by dividing net income by the average number of shares outstanding during each period. The computation of diluted earnings per share reflects the potential dilution that could occur if dilutive securities and other contracts to issue shares were exercised or converted into shares or resulted in the issue of shares that then shared in the net income of the Company. At March 31, 2006, time-based and performance-based options to purchase 11.5 million and 0.9 million (2005: 12.8 million and 2.0 million) shares, respectively, and 0.2 million (2005: 0.3 million) restricted shares, were outstanding.

Basic and diluted earnings per share are as follows:

	Three months ended March 31,
	2006	2005 As adjusted (Note 2)
	(millions, except per share data)
Net income	$140	$67
Basic average number of shares outstanding	157	163
Dilutive effect of potentially issuable shares	2	2
Diluted average number of shares outstanding	159	165
Basic earnings per share	$0.89	$0.41
Dilutive effect of potentially issuable shares	(0.01)	—
Diluted earnings per share	$0.88	$0.41

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

6.   EARNINGS PER SHARE (Continued)

Options to purchase 5.5 million shares for the three month period ended March 31, 2006 were not included in the computation of the dilutive effect of stock options because the effect was antidilutive (2005: nil).

7.   LONG-TERM DEBT

Long-term debt consists of the following:

	March 31, 2006	December 31, 2005
	(millions)
5.125% Senior notes due 2010	$250	$250
5.625% Senior notes due 2015	350	350
	$600	$600

On July 1, 2005, the Company completed a senior notes offering of $600 million, comprising $250 million, 5 year notes priced at 5.125 percent and $350 million, 10 year notes priced at 5.625 percent. The net proceeds from the offering were used to repay the then existing $450 million term loans on July 6, 2005 and the remainder used for general corporate purposes including additional pension fund contributions of $50 million.

On October 17, 2005, the Company completed the re-financing of the then existing 2003 undrawn revolving credit facility. The $150 million revolving credit facility was replaced by a new $300 million revolving credit facility with a term of 5 years, which remains undrawn.

8.   COMMITMENTS AND CONTINGENCIES

Claims, Lawsuits and Other Proceedings—The Company is subject to various actual and potential claims, lawsuits and other proceedings relating principally to alleged errors and omissions in connection with the placement of insurance and reinsurance in the ordinary course of business. Similar to other corporations, the Company is also subject to a variety of other claims, including those relating to the Company’s employment practices. Some of those claims, lawsuits and other proceedings seek damages in amounts which could, if assessed, be significant.

Errors and omissions claims, lawsuits and other proceedings arising in the ordinary course of business are covered by professional indemnity or other appropriate insurance. The terms of this insurance vary by policy year and self-insured risks have increased significantly over recent years. In respect of self-insured risks, the Company has established provisions which are believed to be adequate in the light of current information and legal advice, and the Company adjusts such provisions from time to time according to developments.

On the basis of current information, the Company does not expect that the actual claims, lawsuits and other proceedings, to which the Company is subject, or potential claims, lawsuits and other proceedings relating to matters of which it is aware will ultimately have a material adverse effect on the Company’s financial condition, results of operations or liquidity. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

8.   COMMITMENTS AND CONTINGENCIES (Continued)

an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

Inquiries and Investigations—In April 2005, the Company entered into an Assurance of Discontinuance (“NY AOD”) with the New York Attorney General and the New York Superintendent of Insurance resolving the investigation commenced by the New York Attorney General in April 2004 which concerned, among other things, arrangements pursuant to which insurers compensated insurance brokers for distribution and other services provided to insurers and, as the investigation of brokers and insurers continued, broadened into an investigation of other possible violations of law, including violations of fiduciary duty, securities laws, and antitrust laws. Pursuant to the NY AOD, the Company has paid $50 million into a fund for eligible customers. The Company has also agreed to continue certain business reforms it had already implemented and to implement certain other business reforms. These reforms include an agreement not to accept contingent compensation; and an undertaking to disclose to customers any compensation the Company will receive in connection with providing policy placement services to the customer. The Company also resolved a similar investigation commenced by the Minnesota Attorney General by entering into an Assurance of Discontinuance pursuant to which the Company agreed, among other things, to pay $1 million to Minnesota customers and to continue or implement the business reforms described in the NY AOD. On October 1, 2005, the Company mailed letters to customers who were eligible to receive distributions out of the fund. In March 2006 checks were mailed to eligible customers who elected to participate in the fund. Eligible customers that elected to participate represented 87.93 percent of the $51 million fund. As required by the AOD, the remaining funds were redistributed on a pro rata basis to the participating customers. The Company continues to respond to requests for documents and information by the regulators and/or attorneys general of more than twenty other states, the District of Columbia, one US city, Canada, and Australia that are conducting similar investigations. The Company is co-operating fully with these investigations and has engaged in discussions with regulators and attorneys general about their investigations but cannot predict at this time how or when those investigations will be resolved.

The compensation arrangements, which were initially the subject of the investigation by the New York Attorney General, were a longstanding and common practice within the insurance industry and had been disclosed by the Company for many years. On October 21, 2004, the Company announced that it was voluntarily abolishing these compensation arrangements.

Our operations in eight countries have received a questionnaire from the European Commission pursuant to its Sector Enquiry related to insurance business practices, including compensation arrangements for brokers. At least 150 other European brokers have received similar questionnaires.

In August 2004, a proceeding was commenced in the Superior Court of the State of California, County of San Diego against the Company by United Policyholders, an organization purporting to act in a representative capacity on behalf of the California general public. The complaint alleges that the compensation arrangements between the Company and insurance carriers constitute deceptive trade practices, and it seeks both injunctive and equitable relief, including restitution. This action was dismissed in December 2004, but United Policyholders has filed an appeal. The dismissal of the complaint was based

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

8.   COMMITMENTS AND CONTINGENCIES (Continued)

on the retroactive application of newly passed legislation. The Supreme Court of California is presently considering whether this newly passed legislation should have retroactive application. The court’s decision will determine whether this case will be able to proceed. Since August 2004, various plaintiffs have filed purported class actions in the United States District Court for the Southern District of New York, the Northern District of Illinois, the Northern District of California, the New Jersey District court, and the Circuit Court for the Eighteenth Judicial Circuit in and for Seminole County, Florida Civil Division, under a variety of legal theories, including state tort, contract, fiduciary duty and statutory theories, and federal antitrust and RICO theories, and the Company anticipates that further similar suits could be filed. Other than a federal suit in Illinois that was voluntarily dismissed by the plaintiff in May 2005, all of the federal actions have been consolidated into two actions in federal court in New Jersey. One of the consolidated actions addresses employee benefits, while the other consolidated action addresses all other lines of insurance. In addition to the two federal actions, we have also been named as a defendant in purported class actions in state courts in Florida and Massachusetts. Both the consolidated federal actions and the state actions name various insurance carriers and insurance brokerage firms, including the Company, as defendants. The complaints seek monetary damages and equitable relief and make allegations regarding the practices and conduct that has been the subject of the investigation of state attorneys general and insurance commissioners, including allegations that the brokers have breached their duties to their clients by entering into contingent compensation agreements with either no disclosure or limited disclosure to clients and entered into other improper activities. The complaints also allege the existence of a conspiracy among the insurance carriers and brokers and the federal court complaints allege violations of the federal RICO statute. The Company disputes these allegations and intends to defend itself vigorously against these actions. The outcomes of these lawsuits, however, including any losses or other payments that may occur as a result, cannot be predicted at this time.

Insurance Market Dispute—Various legal proceedings are pending, have been concluded or may commence between reinsurers, reinsureds and in some cases their intermediaries, including reinsurance brokers, relating to personal accident excess of loss reinsurance for the years 1993 to 1998. The proceedings principally concern allegations by reinsurers that they have sustained substantial losses due to an alleged abnormal “spiral” in the market in which the reinsurance contracts were placed, the existence and nature of which, as well as other information, was not disclosed to them by the reinsureds or their reinsurance broker. A “spiral” is a market term for a situation in which reinsureds and reinsurers reinsure each other with the effect that the same loss or portion of that loss moves through the market multiple times.

The reinsurers concerned have taken the position that, despite their decisions to underwrite risks or a group of risks, they are no longer bound by their reinsurance contracts. As a result, they have stopped settling claims and are seeking to recover claims already paid. We also understand that there have been two arbitration awards in relation to a spiral, among other things, in which the reinsurer successfully argued that it was no longer bound by parts of its reinsurance program. Willis Limited, our principal insurance brokerage subsidiary in the United Kingdom, acted as the reinsurance broker or otherwise as intermediary, but not as an underwriter, for numerous personal accident reinsurance contracts, including for two contracts that were involved in one of the arbitrations. Due to the small number of reinsurance brokers generally, Willis Limited was one of a small number of brokers active in the market for this

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

8.   COMMITMENTS AND CONTINGENCIES (Continued)

reinsurance during the relevant period. We also utilized other brokers active in this market as sub-agents, including brokers who are parties to the legal proceedings described above, for certain contracts and may be responsible for any errors and omissions they may have made. In July 2003, one of the reinsurers received a judgment in the English High Court against certain parties, including a sub-broker we used to place two of the contracts involved in this trial. Although neither we nor any of our subsidiaries were a party to this or any other proceeding or arbitration, we entered into standstill agreements with certain of the principals to the reinsurance contracts tolling the statute of limitations pending the outcome of proceedings between the reinsureds and reinsurers. Various arbitrations continue to be active and from time to time the principals request our co-operation and suggest that claims may be asserted against the Company, although at this time no actions are pending against the Company. The outcome or settlement of some of these arbitrations are pending and may lead to litigation against Willis.

Claims may also be made against us if reinsurers do not pay claims on policies issued by them. It is too early to know what amount of underwriting losses will be alleged to be attributable to an abnormal spiral or the other issues that may be raised, or what amount, if any, reinsureds or reinsurers or other intermediaries may seek to recover from us.

9.   SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Supplemental disclosures regarding cash flow information and non-cash flow investing and financing activities are as follows:

	Three months ended March 31,
	2006	2005
	(millions)
Supplemental disclosures of cash flow information:
Cash payments for income taxes	$22	$1
Cash payments for interest	18	5
Supplemental disclosures of non-cash flow investing and financing activities:
Issue of stock on acquisition of subsidiaries	$1	$3
Deferred payments on acquisitions of subsidiaries	1	2
Acquisitions:
Fair value of assets acquired	$60	$5
Less: liabilities assumed	(58)	(9)
cash acquired	(2)	—
Net liabilities assumed, net of cash acquired	$—	$(4)

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

10.   ACCUMULATED OTHER COMPREHENSIVE LOSS, NET OF TAX (Continued)

The components of comprehensive income are as follows:

	Three months ended March 31,
	2006	2005 As adjusted (Note 2)
	(millions)
Net income	$140	$67
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	6	(7)
Unrealized holding loss	—	(1)
Net loss on derivative instruments (net of tax of $2 and $1)	(5)	(2)
Other comprehensive income (loss) (net of tax of $2 and $1)	1	(10)
Comprehensive income	$141	$57

The components of accumulated other comprehensive loss, net of tax, are as follows:

	March 31, 2006	December 31, 2005 As adjusted (Note 2)
	(millions)
Net foreign currency translation adjustment	$(39)	$(45)
Net minimum pension liability adjustment	(193)	(193)
Net unrealized loss on derivative instruments	(6)	(1)
Accumulated other comprehensive loss, net of tax	$(238)	$(239)

11.   SEGMENT INFORMATION

The Company conducts its worldwide insurance brokerage activities through three operating segments: Global, North America and International. Each operating segment exhibits similar economic characteristics, provides similar products and services and distributes same through common distribution channels to a common type or class of customer. In addition, the regulatory environment in each region is similar. Consequently, for financial reporting purposes the Company has aggregated these three operating segments into one reportable segment.

12.          FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES

On July 1, 2005, Willis North America Inc. (“Willis North America”) issued debt securities totaling $600 million under its April 2003 registration statement. The debt securities are jointly and severally, irrevocably and fully and unconditionally guaranteed by Willis Group Holdings, Willis Group Limited, Trinity Acquisition Limited, TA I Limited, TA II Limited, TA III Limited and TA IV Limited.

Presented below is condensed consolidating financial information for: i) Willis Group Holdings, which will be a guarantor, on a parent company only basis; ii) the Other Guarantors which are all 100% owned

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

12.          FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES (Continued)

subsidiaries of the parent; iii) the Issuer, Willis North America; iv) Other, which are the non-guarantor subsidiaries, on a combined basis; v) Eliminations; and vi) Consolidated Company and subsidiaries. The equity method has been used for all investments in subsidiaries.

The entities included in the Other Guarantors column are Willis Group Limited, Trinity Acquisition Limited, TA I Limited, TA II Limited, TA III Limited and TA IV Limited.

Condensed Consolidating Statement of Operations

	Three months ended March 31, 2006
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
REVENUES
Commissions and fees	$—	$—	$—	$652	$—	$652
Investment income	—	—	3	24	(8)	19
Total revenues	—	—	3	676	(8)	671
EXPENSES
Salaries and benefits	—	—	—	(348)	—	(348)
Other operating expenses	—	2	1	(121)	13	(105)
Depreciation expense and amortization of intangible assets	—	—	(1)	(10)	(3)	(14)
Total expenses	—	2	—	(479)	10	(467)
OPERATING INCOME	—	2	3	197	2	204
Investment income from Group undertakings	—	56	45	24	(125)	—
Interest expense, net	—	(48)	(15)	(25)	79	(9)
INCOME BEFORE INCOME TAXES, EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	10	33	196	(44)	195
INCOME TAXES	—	(5)	4	(58)	(3)	(62)
INCOME BEFORE EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	5	37	138	(47)	133
EQUITY IN NET INCOME OF ASSOCIATES, NET OF TAX	—	—	—	14	—	14
MINORITY INTEREST, NET OF TAX	—	—	—	(2)	(5)	(7)
EQUITY ACCOUNT FOR SUBSIDIARIES	140	132	(36)	—	(236)	—
NET INCOME	$140	$137	$1	$150	$(288)	$140

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

12.   FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES (Continued)

Condensed Consolidating Statement of Operations

	Three months ended March 31, 2005 as adjusted (Note 2)
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
REVENUES
Commissions and fees	$—	$—	$—	$651	$—	$651
Investment income	—	—	2	25	(9)	18
Total revenues	—	—	2	676	(9)	669
EXPENSES
Salaries and benefits	—	—	—	(393)	—	(393)
Other operating expenses	—	(4)	(4)	(117)	—	(125)
Regulatory settlements	—	—	(51)	—	—	(51)
Depreciation expense and amortization of intangible assets	—	—	(1)	(10)	(2)	(13)
Net gain on disposal of operations	—	—	—	7	(7)	—
Total expenses	—	(4)	(56)	(513)	(9)	(582)
OPERATING (LOSS) INCOME	—	(4)	(54)	163	(18)	87
Investment income from Group undertakings	—	54	49	16	(119)	—
Interest expense, net	—	(45)	(11)	(25)	75	(6)
INCOME (LOSS) BEFORE INCOME TAXES, EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	5	(16)	154	(62)	81
INCOME TAXES	—	(1)	26	(55)	6	(24)
INCOME BEFORE EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	4	10	99	(56)	57
EQUITY IN NET INCOME OF ASSOCIATES, NET OF TAX	—	—	—	14	—	14
MINORITY INTEREST, NET OF TAX	—	—	—	(2)	(2)	(4)
EQUITY ACCOUNT FOR SUBSIDIARIES	67	55	(59)	—	(63)	—
NET INCOME (LOSS)	$67	$59	$(49)	$111	$(121)	$67

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

12.   FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES (Continued)

Condensed Consolidating Balance Sheet

	As at March 31, 2006
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
ASSETS
Cash and cash equivalents	$5	$—	$—	$153	$—	$158
Fiduciary funds—restricted	—	—	23	1,695	—	1,718
Accounts receivable	168	2,225	1,341	10,784	(4,865)	9,653
Goodwill and other intangible assets	—	—	2	220	1,385	1,607
Deferred tax assets	—	—	3	228	(57)	174
Other assets	—	79	17	640	(49)	687
Equity accounted subsidiaries	1,267	2,024	707	2,175	(6,173)	—
TOTAL ASSETS	$1,440	$4,328	$2,093	$15,895	$(9,759)	$13,997
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$31	$2,956	$1,513	$11,244	$(4,854)	$10,890
Deferred revenue and accrued expenses	—	—	2	255	(22)	235
Income taxes payable	—	110	—	134	(49)	195
Long-term debt	—	—	600	—	—	600
Other liabilities	38	—	55	556	26	675
Total liabilities	69	3,066	2,170	12,189	(4,899)	12,595
MINORITY INTEREST	—	—	—	5	26	31
STOCKHOLDERS’ EQUITY	1,371	1,262	(77)	3,701	(4,886)	1,371
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,440	$4,328	$2,093	$15,895	$(9,759)	$13,997

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

12.   FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES (Continued)

Condensed Consolidating Balance Sheet

	As at December 31, 2005 as adjusted (Note 2)
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
ASSETS
Cash and cash equivalents	$1	$42	$19	$131	$—	$193
Fiduciary funds—restricted	—	—	55	1,508	—	1,563
Accounts receivable	234	2,988	1,539	9,030	(5,765)	8,026
Goodwill and other intangible assets	—	—	2	211	1,371	1,584
Deferred tax assets	—	—	—	232	(58)	174
Other assets	1	68	18	611	(44)	654
Equity accounted subsidiaries	1,118	1,886	714	2,134	(5,852)	—
TOTAL ASSETS	$1,354	$4,984	$2,347	$13,857	$(10,348)	$12,194
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$62	$3,772	$1,763	$9,313	$(5,762)	$9,148
Deferred revenue and accrued expenses	1	—	2	379	(15)	367
Income taxes payable	—	92	—	137	(76)	153
Long-term debt	—	—	600	—	—	600
Other liabilities	35	—	60	508	42	645
Total liabilities	98	3,864	2,425	10,337	(5,811)	10,913
MINORITY INTEREST	—	—	—	2	23	25
STOCKHOLDERS’ EQUITY	1,256	1,120	(78)	3,518	(4,560)	1,256
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,354	$4,984	$2,347	$13,857	$(10,348)	$12,194

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

12.   FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES (Continued)

Condensed Consolidating Statement of Cash Flows

	Three months ended March 31, 2006
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$—	$9	$16	$(10)	$—	$15
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of subsidiaries, net of cash acquired	—	—	—	(22)	—	(22)
Other	—	—	(3)	1	—	(2)
Net cash used in investing activities	—	—	(3)	(21)	—	(24)
CASH FLOWS FROM FINANCING ACTIVITIES
Amounts owed by and to Group undertakings	37	(51)	(77)	91	—	—
Proceeds from issue of shares	1	—	—	3	—	4
Excess tax benefits from share-based payment arrangements	—	—	—	3	—	3
Dividends paid	(34)	—	45	(45)	—	(34)
Net cash provided by (used in) financing activities	4	(51)	(32)	52	—	(27)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4	(42)	(19)	21	—	(36)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	1	—	1
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1	42	19	131	—	193
CASH AND CASH EQUIVALENTS, END OF PERIOD	$5	$—	$—	$153	$—	$158

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

12.   FINANCIAL INFORMATION FOR PARENT GUARANTOR, OTHER GUARANTOR SUBSIDIARIES AND NON-GUARANTOR SUBSIDIARIES (Continued)

Condensed Consolidating Statement of Cash Flows

	Three months ended March 31, 2005 as adjusted (Note 2)
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$—	$3	$(8)	$(125)	$—	$(130)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of subsidiaries, net of cash acquired	—	—	—	(13)	—	(13)
Other	—	—	(1)	(8)	—	(9)
Net cash used in investing activities	—	—	(1)	(21)	—	(22)
CASH FLOWS FROM FINANCING ACTIVITIES
Amounts owed by and to Group undertakings	(51)	(66)	(47)	164	—	—
Proceeds from issue of shares	11	5	—	(3)	—	13
Excess tax benefits from share-based payment arrangements	—	—	—	24	—	24
Dividends paid	(31)	—	49	(49)	—	(31)
Net cash (used in) provided by financing activities	(71)	(61)	2	136	—	6
DECREASE IN CASH AND CASH EQUIVALENTS	(71)	(58)	(7)	(10)	—	(146)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(5)	—	(5)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	79	58	14	200	—	351
CASH AND CASH EQUIVALENTS, END OF PERIOD	$8	$—	$7	$185	$—	$200

13.   SUBSEQUENT EVENTS

The Company intends to file a new shelf registration on Form S-3 under which Willis Group Holdings may offer debt securities, preferred stock, common stock and other securities. In addition, Trinity Acquisition Limited may offer debt securities (“the Subsidiary Debt Securities”). The Subsidiary Debt Securities, if issued, will be guaranteed by certain of the Company’s subsidiaries.

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

13.   SUBSEQUENT EVENTS (Continued)

Presented below is condensed consolidating financial information for: i) Willis Group Holdings, which will be a guarantor, on a parent company only basis; ii) the Other Guarantors, which are all wholly owned subsidiaries of the parent; iii) the Issuer, Trinity Acquisition Limited; iv) Other, which are the non-guarantor subsidiaries, on a combined basis; v) Eliminations; and vi) Consolidated Company and subsidiaries. The equity method has been used for all investments in subsidiaries.

The entities included in the Other Guarantors column are TA I Limited, TA II Limited and TA III Limited.

Condensed Consolidating Statement of Operations

	Three months ended March 31, 2006
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
REVENUES
Commissions and fees	$—	$—	$—	$652	$—	$652
Investment income	—	—	—	27	(8)	19
Total revenues	—	—	—	679	(8)	671
EXPENSES
Salaries and benefits	—	—	—	(348)	—	(348)
Other operating expenses	—	—	(1)	(117)	13	(105)
Depreciation expense and amortization of intangible assets	—	—	—	(11)	(3)	(14)
Total expenses	—	—	(1)	(476)	10	(467)
OPERATING (LOSS) INCOME	—	—	(1)	203	2	204
Investment income from Group undertakings	—	—	40	85	(125)	—
Interest expense, net	—	—	(9)	(79)	79	(9)
INCOME BEFORE INCOME TAXES, EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	—	30	209	(44)	195
INCOME TAXES	—	—	(10)	(49)	(3)	(62)
INCOME BEFORE EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	—	20	160	(47)	133
EQUITY IN NET INCOME OF ASSOCIATES, NET OF TAX	—	—	—	14	—	14
MINORITY INTEREST, NET OF TAX	—	—	—	(2)	(5)	(7)
EQUITY ACCOUNT FOR SUBSIDIARIES	140	137	122	—	(399)	—
NET INCOME	$140	$137	$142	$172	$(451)	$140

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

13.   SUBSEQUENT EVENTS (Continued)

Condensed Consolidating Statements of Operations

	Three months ended March 31, 2005 as adjusted (Note 2)
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
REVENUES
Commissions and fees	$—	$—	$—	$651	$—	$651
Investment income	—	—	—	27	(9)	18
Total revenues	—	—	—	678	(9)	669
EXPENSES
Salaries and benefits	—	—	—	(393)	—	(393)
Other operating expenses	—	—	—	(125)	—	(125)
Regulatory settlements	—	—	—	(51)	—	(51)
Depreciation expense and amortization of intangible assets	—	—	—	(11)	(2)	(13)
Net gain on disposal of operations	—	—	—	7	(7)	—
Total expenses	—	—	—	(573)	(9)	(582)
OPERATING INCOME	—	—	—	105	(18)	87
Investment income from Group undertakings	—	—	39	80	(119)	—
Interest expense, net	—	—	(6)	(75)	75	(6)
INCOME BEFORE INCOME TAXES, EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	—	33	110	(62)	81
INCOME TAXES	—	—	(8)	(22)	6	(24)
INCOME BEFORE EQUITY IN NET INCOME OF ASSOCIATES AND MINORITY INTEREST	—	—	25	88	(56)	57
EQUITY IN NET INCOME OF ASSOCIATES, NET OF TAX	—	—	—	14	—	14
MINORITY INTEREST, NET OF TAX	—	—	—	(2)	(2)	(4)
EQUITY ACCOUNT FOR SUBSIDIARIES	67	59	52	—	(178)	—
NET INCOME	$67	$59	$77	$100	$(236)	$67

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

13.   SUBSEQUENT EVENTS (Continued)

Condensed Consolidating Balance Sheet

	As at March 31, 2006
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
ASSETS
Cash and cash equivalents	$5	$—	$—	$153	$—	$158
Fiduciary funds—restricted	—	—	—	1,718	—	1,718
Accounts receivable	168	2	1,456	12,892	(4,865)	9,653
Goodwill and other intangible assets	—	—	—	222	1,385	1,607
Deferred tax assets	—	—	—	231	(57)	174
Other assets	—	—	—	736	(49)	687
Equity accounted subsidiaries	1,267	1,261	572	4,814	(7,914)	—
TOTAL ASSETS	$1,440	$1,263	$2,028	$20,766	$(11,500)	$13,997
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$31	$1	$643	$15,069	$(4,854)	$10,890
Deferred revenue and accrued expenses	—	—	—	257	(22)	235
Income taxes payable	—	—	89	155	(49)	195
Long-term debt	—	—	—	600	—	600
Other liabilities	38	—	—	611	26	675
Total liabilities	69	1	732	16,692	(4,899)	12,595
MINORITY INTEREST	—	—	—	5	26	31
STOCKHOLDERS’ EQUITY	1,371	1,262	1,296	4,069	(6,627)	1,371
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,440	$1,263	$2,028	$20,766	$(11,500)	$13,997

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

13.   SUBSEQUENT EVENTS  (Continued)

Condensed Consolidating Balance Sheet

	As at December 31, 2005 as adjusted (Note 2)
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
ASSETS
Cash and cash equivalents	$1	$—	$3	$189	$—	$193
Fiduciary funds—restricted	—	—	—	1,563	—	1,563
Accounts receivable	234	635	1,626	11,296	(5,765)	8,026
Goodwill and other intangible assets	—	—	—	213	1,371	1,584
Deferred tax assets	—	—	—	232	(58)	174
Other assets	1	—	—	697	(44)	654
Equity accounted subsidiaries	1,118	1,116	445	4,773	(7,452)	—
TOTAL ASSETS	$1,354	$1,751	$2,074	$18,963	$(11,948)	$12,194
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$62	$631	$848	$13,369	$(5,762)	$9,148
Deferred revenue and accrued expenses	1	—	—	381	(15)	367
Income taxes payable	—	—	79	150	(76)	153
Long-term debt	—	—	—	600	—	600
Other liabilities	35	—	—	568	42	645
Total liabilities	98	631	927	15,068	(5,811)	10,913
MINORITY INTEREST	—	—	—	2	23	25
STOCKHOLDERS’ EQUITY	1,256	1,120	1,147	3,893	(6,160)	1,256
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,354	$1,751	$2,074	$18,963	$(11,948)	$12,194

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

13.   SUBSEQUENT EVENTS  (Continued)

Condensed Consolidating Statement of Cash Flows

	Three months ended March 31, 2006
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$—	$—	$29	$(14)	$—	$15
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of subsidiaries, net of cash acquired	—	—	—	(22)	—	(22)
Other	—	—	—	(2)	—	(2)
Net cash used in investing activities	—	—	—	(24)	—	(24)
CASH FLOWS FROM FINANCING ACTIVITIES
Amounts owed by and to Group undertakings	37	—	(32)	(5)	—	—
Proceeds from issue of shares	1	—	—	3	—	4
Excess tax benefits from share-based payment arrangements	—	—	—	3	—	3
Dividends paid	(34)	—	—	—	—	(34)
Net cash provided by (used in) financing activities	4	—	(32)	1	—	(27)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4	—	(3)	(37)	—	(36)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	1	—	1
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1	—	3	189	—	193
CASH AND CASH EQUIVALENTS, END OF PERIOD	$5	$—	$—	$153	$—	$158

WILLIS GROUP HOLDINGS LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
(Unaudited)

13.   SUBSEQUENT EVENTS  (Continued)

Condensed Consolidating Statement of Cash Flows

	Three months ended March 31, 2005 as adjusted (Note 2)
	Willis Group Holdings	The Other Guarantors	The Issuer	Other	Eliminations	Consolidated
	(millions)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$—	$—	$34	$(164)	$—	$(130)
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of subsidiaries, net of cash acquired	—	—	—	(13)	—	(13)
Other	—	—	—	(9)	—	(9)
Net cash used in investing activities	—	—	—	(22)	—	(22)
CASH FLOWS FROM FINANCING ACTIVITIES
Amounts owed by and to Group undertakings	(51)	—	(34)	85	—	—
Proceeds from issue of shares	11	—	—	2	—	13
Excess tax benefits from share-based payments	—	—	—	24	—	24
Dividends paid	(31)	—	—	—	—	(31)
Net cash (used in) provided by financing activities	(71)	—	(34)	111	—	6
DECREASE IN CASH AND CASH EQUIVALENTS	(71)	—	—	(75)	—	(146)
Effect of exchange rate changes on cash and cash equivalents	—	—	—	(5)	—	(5)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	79	—	—	272	—	351
CASH AND CASH EQUIVALENTS, END OF PERIOD	$8	$—	$—	$192	$—	$200